SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 17, 2003
                                                  -------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description
     ----------   --------------------------
         99         Earnings Release dated
                    July 17, 2003 of
                    PennRock Financial
                    Services Corp.

Item 9.  Regulation FD Disclosure.
         -------------------------
         The information in this section is being furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition", and is reported under Item 9 in accordance with SEC Release No. 33-8216.

         On July 17, 2003, PennRock Financial Services Corp. issued a Press Release reporting on its results of operations for the quarter ended June 30, 2003. A copy of that press release is attached as Exhibit 99 to this report.

                         SIGNATURE
                        -----------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  July 17, 2003